UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22044
Eaton Vance Risk-Managed Diversified Equity Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Risk-Managed Diversified Equity Income Fund (ETJ) Annual Report December 31, 2011

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.3195 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2011
Eaton Vance
Risk-Managed Diversified Equity Income Fund
Table of Contents

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	3
Endnotes and Additional Disclosures	4
Financial Statements	5
Report of Independent Registered Public Accounting Firm	18
Federal Tax Information	19
Dividend Reinvestment Plan	20
Management and Organization	22
Important Notices	24

Eaton Vance
Risk-Managed Diversified Equity Income Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility in global markets during 2011, U.S. equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year gains helping to offset mid-year losses.
In the early months of the period, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.
As the year progressed, however, U.S. stock returns first moderated and then faltered. From July 2011 to the market bottom on October 3, 2011, U.S. stocks registered broad-based declines as U.S. corporate profit growth slowed, the eurozone’s debt crisis worsened, and global economic activity decelerated. Investor confidence also was eroded by U.S. lawmakers’ partisan bickering over the federal debt ceiling and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. At the same time, discouraging U.S. economic data raised the possibility of another recession.
By the end of October 2011, the market had reversed course again, with the S&P 500 Index2 recording one of its best calendar months in several decades. Investors seemed to be encouraged by Europe’s plan to combat Greece’s debt problems, expand a eurozone bailout fund, and recapitalize the region’s banks. The U.S. economy also displayed signs of improvement in the fourth quarter, most notably a slight decline in the unemployment rate. The October market rally helped the S&P 500 Index gain roughly 12% during the fourth quarter and end the year in positive territory.
For 2011 as a whole, the S&P 500 Index and the Dow Jones Industrial Average gained 2.11% and 8.38%, respectively, while the NASDAQ Composite Index returned -0.83%. Growth stocks outperformed value stocks across most market capitalizations, and large-cap stocks outpaced their small-cap counterparts.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Risk-Managed Diversified Equity Income Fund’s return at net asset value (NAV) was -2.79%, underperforming the 2.11% return of its benchmark, the S&P 500 Index (the Index), and the 5.72% return of the CBOE S&P 500 BuyWrite Index.
The Fund’s underperformance stemmed from its underlying equity portfolio. Security selection was the key detractor in the energy, information technology, health care and materials sectors. In contrast, results were helped by underweighting financials, the worst-performing sector in the Index during the period, and by stock selection in telecommunication services.
Contributions from the Fund’s options overlay strategy aided performance relative to the Index. The options strategy, which is designed to help limit the Fund’s exposure to market volatility, can be beneficial during times of market weakness, such as we saw from July through October, but detract during periods of market strength, which occurred during the first half of the year and in the period’s closing months.
The Fund invests in a diversified portfolio of common stocks and employs an options strategy that includes (1) writing (selling) index calls slightly out-of-the money on a portion of the Fund’s portfolio value, which can generate premiums and allow for participation in rising markets, (2) writing (selling) equity puts on individual stocks that management believes are undervalued and (3) buying index puts on all or a portion of the portfolio value, which management believes offers a degree of protection in declining markets.
In the early part of the fiscal year, when the market was trending upward, the Fund’s writing of call options held back results, as premium income was relatively low and some short calls ended in losses. But after the market peaked in April and began a precipitous slide in July, premium income increased and few of the call options were redeemed. During the market decline from July to October, the Fund’s long puts also became profitable, further helping to reduce portfolio volatility. When the market rallied in the final months of the period, however, the long puts became less advantageous and some of the profits in the options writing program were given back. Looking at the one-year period as a whole, the options strategy helped mitigate Fund volatility during a year of historically high market volatility and contributed positively to relative results.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Risk-Managed Diversified Equity Income Fund
December 31, 2011
Portfolio Managers Walter A. Row III, CFA, CMT; Michael A. Allison, CFA
Performance2

			Since
% Average Annual Total Returns	Inception Date	One Year	Inception

Fund at NAV	7/31/2007	-2.79%	1.86%
Fund at Market Price	—	-12.43	-2.43

S&P 500 Index	7/31/2007	2.11%	-1.09%
CBOE S&P 500 BuyWrite Index	—	5.72	1.22

% Premium/Discount to NAV

-17.33%

Distributions[3]

Total Distributions per share for the period	$1.278
Distribution Rate at NAV	10.11%
Distribution Rate at Market Price	12.23%

Fund Profile

Sector Allocation (% of total investments)4

Top 10 Holdings (% of total investments)4

Exxon Mobil Corp.	4.7%
Apple, Inc.	4.2
Procter & Gamble Co.	3.6
Google, Inc., Class A	3.6
International Business Machines Corp.	3.4
Pfizer, Inc.	2.8
Danaher Corp.	2.6
Verizon Communications, Inc.	2.5
Philip Morris International, Inc.	2.4
NIKE, Inc., Class B	2.4

Total	32.2%

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Risk-Managed Diversified Equity Income Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, net realized capital gains and return of capital. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital.

[4]	Excludes cash and cash equivalents. Depictions do not reflect the Fund’s option positions.

Fund profile subject to change due to active management.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Portfolio of Investments

Common Stocks — 94.7%

Security	Shares	Value

Aerospace & Defense — 1.9%

Boeing Co. (The)	241,007	$17,677,863

		$17,677,863

Air Freight & Logistics — 0.5%

United Parcel Service, Inc., Class B	63,610	$4,655,616

		$4,655,616

Beverages — 2.3%

Coca-Cola Co. (The)	307,888	$21,542,923

		$21,542,923

Biotechnology — 1.4%

Celgene Corp.(1)	187,412	$12,669,051

		$12,669,051

Commercial Banks — 3.1%

KeyCorp	762,889	$5,866,616
PNC Financial Services Group, Inc.	92,198	5,317,059
Wells Fargo & Co.	620,373	17,097,480

		$28,281,155

Communications Equipment — 0.8%

QUALCOMM, Inc.	141,649	$7,748,200

		$7,748,200

Computers & Peripherals — 4.2%

Apple, Inc.(1)	95,840	$38,815,200

		$38,815,200

Consumer Finance — 0.8%

American Express Co.	165,526	$7,807,861

		$7,807,861

Diversified Financial Services — 1.9%

JPMorgan Chase & Co.	520,756	$17,315,137

		$17,315,137

Diversified Telecommunication Services — 4.0%

AT&T, Inc.	423,152	$12,796,117
Verizon Communications, Inc.	588,528	23,611,743

		$36,407,860

Electric Utilities — 3.7%

American Electric Power Co., Inc.	241,914	$9,993,467
Duke Energy Corp.	325,889	7,169,558
PPL Corp.	325,298	9,570,267
Southern Co. (The)	153,691	7,114,357

		$33,847,649

Electrical Equipment — 1.4%

Emerson Electric Co.	278,727	$12,985,891

		$12,985,891

Energy Equipment & Services — 3.3%

Baker Hughes, Inc.	298,146	$14,501,822
Halliburton Co.	215,263	7,428,726
Schlumberger, Ltd.	126,036	8,609,519

		$30,540,067

Food & Staples Retailing — 1.6%

Costco Wholesale Corp.	180,800	$15,064,256

		$15,064,256

Health Care Equipment & Supplies — 1.9%

Covidien PLC	217,109	$9,772,076
Varian Medical Systems, Inc.(1)	111,647	7,494,863

		$17,266,939

Health Care Providers & Services — 3.0%

AmerisourceBergen Corp.	369,921	$13,757,362
UnitedHealth Group, Inc.	266,392	13,500,747

		$27,258,109

Hotels, Restaurants & Leisure — 1.7%

McDonald’s Corp.	157,644	$15,816,422

		$15,816,422

Household Products — 4.2%

Colgate-Palmolive Co.	50,385	$4,655,070
Procter & Gamble Co.	504,533	33,657,397

		$38,312,467

Industrial Conglomerates — 2.6%

Danaher Corp.	513,176	$24,139,799

		$24,139,799

Insurance — 3.0%

Aflac, Inc.	106,176	$4,593,174
Aon Corp.	152,629	7,143,037

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Insurance (continued)

MetLife, Inc.	227,415	$7,090,800
XL Group PLC	464,356	9,180,318

		$28,007,329

Internet & Catalog Retail — 0.7%

Amazon.com, Inc.(1)	35,966	$6,225,715

		$6,225,715

Internet Software & Services — 4.1%

eBay, Inc.(1)	168,085	$5,098,018
Google, Inc., Class A(1)	51,045	32,969,966

		$38,067,984

IT Services — 5.5%

Accenture PLC, Class A	162,556	$8,652,856
International Business Machines Corp.	174,061	32,006,337
Visa, Inc., Class A	100,318	10,185,286

		$50,844,479

Life Sciences Tools & Services — 1.3%

Agilent Technologies, Inc.(1)	341,051	$11,912,911

		$11,912,911

Machinery — 1.1%

AGCO Corp.(1)	226,476	$9,731,674

		$9,731,674

Media — 1.7%

Comcast Corp., Class A	650,868	$15,432,080

		$15,432,080

Metals & Mining — 1.5%

Freeport-McMoRan Copper & Gold, Inc.	74,972	$2,758,220
Goldcorp, Inc.	253,057	11,197,772

		$13,955,992

Multiline Retail — 1.3%

Macy’s, Inc.	367,759	$11,834,485

		$11,834,485

Oil, Gas & Consumable Fuels — 9.6%

ConocoPhillips	209,157	$15,241,271
EOG Resources, Inc.	116,826	11,508,529
Exxon Mobil Corp.	512,495	43,439,076
Occidental Petroleum Corp.	84,069	7,877,265
Southwestern Energy Co.(1)	340,745	10,883,396

		$88,949,537

Personal Products — 1.4%

Estee Lauder Cos., Inc. (The), Class A	117,904	$13,242,977

		$13,242,977

Pharmaceuticals — 6.1%

Eli Lilly & Co.	315,345	$13,105,738
Johnson & Johnson	267,181	17,521,730
Pfizer, Inc.	1,193,791	25,833,637

		$56,461,105

Real Estate Investment Trusts (REITs) — 1.3%

AvalonBay Communities, Inc.	54,354	$7,098,633
Boston Properties, Inc.	50,704	5,050,118

		$12,148,751

Road & Rail — 1.6%

Norfolk Southern Corp.	196,131	$14,290,105

		$14,290,105

Software — 3.7%

Microsoft Corp.	532,947	$13,835,304
Oracle Corp.	781,346	20,041,525

		$33,876,829

Specialty Retail — 1.7%

Home Depot, Inc. (The)	198,590	$8,348,724
TJX Companies, Inc. (The)	110,186	7,112,506

		$15,461,230

Textiles, Apparel & Luxury Goods — 2.4%

NIKE, Inc., Class B	229,097	$22,078,078

		$22,078,078

Tobacco — 2.4%

Philip Morris International, Inc.	281,925	$22,125,474

		$22,125,474

Total Common Stocks
(identified cost $713,473,871)		$872,799,200

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Portfolio of Investments — continued

Call Options Purchased — 0.0%(2)

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Shaw Group, Inc. (The)	2,025	$35.00	1/21/12	$5,063

Total Call Options Purchased
(identified cost $861,918)				$5,063

Put Options Purchased — 2.6%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

SPDR S&P 500 ETF Trust	60,000	$111.00	6/16/12	$24,240,000

Total Put Options Purchased
(identified cost $34,670,568)				$24,240,000

Short-Term Investments — 3.4%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.06%(3)	$31,547	$31,547,168

Total Short-Term Investments
(identified cost $31,547,168)		$31,547,168

Total Investments — 100.7%
(identified cost $780,553,525)		$928,591,431

Call Options Written — (2.1)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	4,035	$1,220.00	1/21/12	$(19,509,225)

Total Call Options Written
(premiums received $13,370,981)				$(19,509,225)

Other Assets, Less Liabilities — 1.4%				$13,143,503

Net Assets — 100.0%				$922,225,709

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value (identified cost, $749,006,357)	$897,044,263
Affiliated investment, at value (identified cost, $31,547,168)	31,547,168
Restricted cash*	13,200,000
Dividends receivable	893,210
Interest receivable from affiliated investment	1,713
Tax reclaims receivable	278,672

Total assets	$942,965,026

Liabilities

Written options outstanding, at value (premiums received, $13,370,981)	$19,509,225
Payable to affiliates:
Investment adviser fee	785,444
Trustees’ fees	8,177
Accrued expenses	436,471

Total liabilities	$20,739,317

Net Assets	$922,225,709

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 72,958,783 shares issued and outstanding	$729,588
Additional paid-in capital	1,137,648,492
Accumulated net realized loss	(358,136,042)
Accumulated undistributed net investment income	48,848
Net unrealized appreciation	141,934,823

Net Assets	$922,225,709

Net Asset Value

($922,225,709 ÷ 72,958,783 common shares issued and outstanding)	$12.64

*	Represents restricted cash on deposit at the custodian as collateral for written options.

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $19,358)	$16,368,748
Interest income allocated from affiliated investment	40,729
Expenses allocated from affiliated investment	(6,130)

Total investment income	$16,403,347

Expenses

Investment adviser fee	$9,889,165
Trustees’ fees and expenses	32,381
Custodian fee	372,774
Transfer and dividend disbursing agent fees	19,750
Legal and accounting services	82,192
Printing and postage	234,729
Miscellaneous	120,016

Total expenses	$10,751,007

Deduct —
Reduction of custodian fee	$16

Total expense reductions	$16

Net expenses	$10,750,991

Net investment income	$5,652,356

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(40,235,353)
Investment transactions allocated from affiliated investment	1,267
Written options	32,404,358
Foreign currency transactions	2,835

Net realized loss	$(7,826,893)

Change in unrealized appreciation (depreciation) —
Investments	$(31,549,757)
Written options	(6,793,519)
Foreign currency	2,678

Net change in unrealized appreciation (depreciation)	$(38,340,598)

Net realized and unrealized loss	$(46,167,491)

Net decrease in net assets from operations	$(40,515,135)

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$5,652,356	$8,200,297
Net realized loss from investment transactions, written options and foreign currency transactions	(7,826,893)	(97,575,082)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(38,340,598)	79,475,225

Net decrease in net assets from operations	$(40,515,135)	$(9,899,560)

Distributions to shareholders —
From net investment income	$(5,569,829)	$(8,173,639)
Tax return of capital	(87,671,496)	(122,364,745)

Total distributions	$(93,241,325)	$(130,538,384)

Capital share transactions —
Reinvestment of distributions	$—	$13,266,407

Net increase in net assets from capital share transactions	$—	$13,266,407

Net decrease in net assets	$(133,756,460)	$(127,171,537)

Net Assets

At beginning of year	$1,055,982,169	$1,183,153,706

At end of year	$922,225,709	$1,055,982,169

Accumulated undistributed net investment income included in net assets

At end of year	$48,848	$9,529

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Financial Highlights

	Year Ended December 31,
						Period Ended
	2011	2010	2009	2008		December 31, 2007(1)

Net asset value — Beginning of period	$14.470	$16.410	$17.340	$20.000		$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.077	$0.113	$0.161	$0.159		$0.106
Net realized and unrealized gain (loss)	(0.629)	(0.253)	0.709	(1.020	)(4)	1.265

Total income (loss) from operations	$(0.552)	$(0.140)	$0.870	$(0.861)		$1.371

Less Distributions

From net investment income	$(0.076)	$(0.113)	$(0.161)	$(0.164)		$(0.096)
From net realized gain	—	—	(0.010)	(1.636)		(0.354)
Tax return of capital	(1.202)	(1.687)	(1.629)	—		—

Total distributions	$(1.278)	$(1.800)	$(1.800)	$(1.800)		$(0.450)

Offering costs charged to paid-in capital(3)	$—	$—	$—	$0.001		$(0.021)

Net asset value — End of period	$12.640	$14.470	$16.410	$17.340		$20.000

Market value — End of period	$10.450	$13.280	$16.660	$17.980		$18.700

Total Investment Return on Net Asset Value(5)	(2.79)%	(0.48)%	5.68%	(1.17	)%(6)	7.38	%(7)(8)

Total Investment Return on Market Value(5)	(12.43)%	(10.03)%	3.47%	9.60	%(6)	0.40	%(7)(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$922,226	$1,055,982	$1,183,154	$1,227,477		$1,404,099
Ratios (as a percentage of average daily net assets):
Expenses(9)	1.09%	1.07%	1.08%	1.06%		1.08	%(10)
Net investment income	0.57%	0.76%	0.99%	0.85%		1.29	%(10)
Portfolio Turnover	103%	39%	59%	100%		30	%(7)

(1)	For the period from the start of business, July 31, 2007, to December 31, 2007.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.
(3)	Computed using average shares outstanding.
(4)	Includes per share federal corporate income tax on long-term capital gains retained by the Fund of $(0.612).
(5)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. During the year ended December 31, 2008, the Fund elected to retain a portion of its realized long-term gains and pay the required federal corporate income tax on such amount. The total returns for the year ended December 31, 2008, presented in the table, include the economic benefit to common shareholders of the tax credit or refund available to them, which equaled their pro rata share of the tax paid by the Fund. If this benefit were not included in the returns, the Total Investment Return on Net Asset Value would have been (4.54)% and the Total Investment Return on Market Value would have been 5.87%.
(6)	During the year ended December 31, 2008, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.001 per share and had no effect on total return for the year ended December 31, 2008.
(7)	Not annualized.
(8)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.
(9)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(10)	Annualized.

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $332,065,202 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017 ($232,948,451) and December 31, 2018 ($99,116,751). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2011.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Notes to Financial Statements — continued

During the year ended December 31, 2011, a capital loss carryforward of $20,258,667 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2011, the Fund had a net capital loss of $20,622,590 attributable to security transactions incurred after October 31, 2011. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2012.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2 Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Notes to Financial Statements — continued

reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$5,569,829	$8,173,639
Tax return of capital	87,671,496	122,364,745

During the year ended December 31, 2011, accumulated net realized loss was decreased by $43,208 and accumulated undistributed net investment income was decreased by $43,208 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(352,687,792)
Net unrealized appreciation	$136,535,421

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to investments in partnerships, wash sales and distributions from REITs.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2011, the Fund’s investment adviser fee amounted to $9,889,165. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $979,371,958 and $1,087,003,951, respectively, for the year ended December 31, 2011.

5 Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the year ended December 31, 2011. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended December 31, 2010 were 876,613.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Notes to Financial Statements — continued

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$785,952,927

Gross unrealized appreciation	$154,720,306
Gross unrealized depreciation	(12,081,802)

Net unrealized appreciation	$142,638,504

7 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2011 is included in the Portfolio of Investments.

Written options activity for the year ended December 31, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	23,015	$9,489,435
Options written	191,045	230,394,890
Options terminated in closing purchase transactions	(129,430)	(182,843,715)
Options expired	(80,595)	(43,669,629)

Outstanding, end of year	4,035	$13,370,981

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases call options on individual stocks at or above the current value of the stock to enhance return. In buying call options on individual stocks, the Fund in effect, acquires potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium paid. The Fund purchases put options on indices and exchange-traded funds that replicate such indices below the current value of the index or exchange-traded fund to reduce the Fund’s exposure to market risk and volatility. In buying put options on an index or exchange-traded fund, the Fund in effect, acquires protection against decline in the value of the applicable index or exchange-traded fund below the exercise price in exchange for the option premium paid. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund writes put options on individual stocks and exchange-traded funds below the current value of the individual security to generate premium income. In writing put options on individual securities, the Fund in effect, sells protection against decline in the value of the applicable individual security below the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying security decline below the exercise price. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The Fund enters into over-the-counter written options that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2011 the fair value of derivatives with credit-related contingent features in a net liability position was $19,509,225. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $13,200,000 at December 31, 2011.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2011 was as follows:

	Fair Value

Derivative	Asset Derivative		Liability Derivative

Purchased options	$24,245,063	(1)	$—
Written options	—		19,509,225	(2)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2011 was as follows:

	Realized Gain (Loss)		Change in Unrealized
	on Derivatives Recognized		Appreciation (Depreciation) on
Derivative	in Income		Derivatives Recognized in Income

Purchased options	$(39,728,091	)(1)	$14,948,447	(2)
Written options	32,404,358	(1)	(6,793,519	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased option contracts outstanding during the year ended December 31, 2011, which is indicative of the volume of this derivative type, was approximately 24,000 contracts.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Notes to Financial Statements — continued

At December 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$872,799,200	*	$—	$—	$872,799,200
Call Options Purchased	5,063		—	—	5,063
Put Options Purchased	24,240,000		—	—	24,240,000
Short-Term Investments	—		31,547,168	—	31,547,168

Total Investments	$897,044,263		$31,547,168	$—	$928,591,431

Liability Description

Call Options Written	$—		$(19,509,225)	$—	$(19,509,225)

Total	$—		$(19,509,225)	$—	$(19,509,225)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Risk-Managed Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from the start of business, July 31, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from the start of business, July 31, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2012

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $15,625,017, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Risk-Managed Diversified Equity Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of December 31, 2011, Fund records indicate that there are 51 registered shareholders and approximately 39,795 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETJ.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2014. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2014. 2 years. Trustee since 2011.	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2014. 3 years. Trustee since 2007.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2014. 3 years. Trustee since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2012. 3 years. Trustee since 2007.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2012. 3 years. Trustee since 2007.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class II Trustee	Until 2012. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2013. 3 years. Trustee since 2007.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class III Trustee	Until 2013. 1 year. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2013. 3 years. Chairman of the Board and Trustee since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Fund	Service	During Past Five Years

Walter A. Row, III 1957	President	Since 2011	Vice President of EVM and BMR.

Duncan W. Richardson 1957	Vice President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2007	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2007	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

Eaton Vance
Risk-Managed Diversified Equity Income Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information.   The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116
Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

3079-2/12	CE-ETJSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) –(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2010 and December 31, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$59,000	$59,590

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,380	$9,470

All Other Fees(3)	$1,900	$1,200

Total	$70,280	$70,260

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2010 and December 31, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/10	12/31/11
Registrant	$11,280	$10,670
Eaton Vance(1)	$250,973	$334,561

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments. Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996. Mr. Allison is a Vice President of EVM and a co-portfolio manager for other Eaton Vance registered investment companies. He is a member of EVM’s Equity Strategy Committee. He first joined Eaton Vance’s equity group in 2000.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

				Number of Accounts	Total Assets
	Number of All	Total Assets of All		Paying a	of Accounts Paying
	Accounts	Accounts		Performance Fee	a Performance Fee
Walter A. Row
Registered Investment Companies	9	$9,245.5		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	1	$2.3		0	$0

Michael A. Allison
Registered Investment Companies	7	$14,774.8		0	$0
Other Pooled Investment Vehicles	14	$6,716.2	(1)	0	$0
Other Accounts	1	$2.3		0	$0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets in a registered investment company or in a separate unregistered pooled investment vehicle managed by this portfolio manager.
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Securities
Portfolio Manager	Owned in the Fund
Walter A. Row	$100,001-$500,000
Michael A. Allison	$10,001-$50,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.
(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Risk-Managed Diversified Equity Income Fund
By:	/s/ Walter A. Row, III
Walter A. Row, III President

Date:	February 16, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell Treasurer

Date:	February 16, 2012

By:	/s/ Walter A. Row, III
Walter A. Row, III President

Date:	February 16, 2012